Convertible Preferred Shares	12 Months Ended
Dec. 31, 2025
Convertible Preferred Shares [Abstract]
CONVERTIBLE PREFERRED SHARES

20. CONVERTIBLE PREFERRED SHARES

In December 2025, the Company entered into a Senior Convertible Preferred Shares Subscription Agreement (the “Agreement”) with an investor that the investor agreed to subscribe 16,000,000 newly created senior convertible preferred shares (the “Preferred Shares”) to the Purchaser, for an aggregate subscription price of RMB230.5 million. The Preferred Shares rank senior to all Class A/B Ordinary Shares and other junior securities of the Company, with priority in dividend payments and liquidation distributions. There is no fixed maturity date and mandatory redemption obligation for the Company. The Preferred Shares only cease to exist upon conversion into Class A Ordinary Shares.

The holder of the Preferred Shares may convert any or all of the Preferred Shares into fully paid Class A Ordinary Shares of the Company at any time, at its sole option. Initial conversion price equals to 150% of the volume-weighted average price (VWAP) of the Company’s Class A Ordinary Shares on NYSE American for the 5 consecutive trading days immediately preceding the Closing Date. The Initial Conversion Price is fixed and final on the Closing Date, and is only adjustable via the anti-dilution provisions below. The initial conversion ratio equals to $2.05 (per share issue price) divided by the initial conversion price, rounded down to the nearest whole Class A Ordinary Share. Conversion is settled entirely in Class A Ordinary Shares, with no cash settlement option for the holder.

12 months after the Closing Date, the Company may force the conversion of all outstanding Preferred Shares into Class A Ordinary Shares, if both of the following conditions are met for the 10 consecutive trading days immediately preceding the Company’s written notice (the Measurement Period): The VWAP of Class A Ordinary Shares is at least 200% of the then-applicable Conversion Price; and the average daily trading volume of Class A Ordinary Shares is at least $5,000,000. Mandatory conversion is settled entirely in Class A Ordinary Shares at the then-applicable Conversion Ratio, with no cash settlement obligation for the Company.

The dividend rate is 4.5% per annum, calculated on the aggregate par value of the issued and outstanding Preferred Shares, accrued monthly on a cumulative basis, regardless of whether declared by the Board. Until all accrued and unpaid dividends on the Preferred Shares are paid in full, the Company may not declare/pay dividends on, or redeem/purchase, any junior securities (including Class A/B Ordinary Shares).

The holder has no right to require the Company to redeem the Preferred Shares for cash or other assets. And the Company’s mandatory conversion right only permits settlement in Class A Ordinary Shares, with no cash settlement obligation. The Preferred Shares do not meet the liability classification criteria under ASC 480, and are not required to be classified as a financial liability in their entirety. As the conversion features fully meet the fixed-for-fixed principle, the embedded conversion features do not require bifurcation from the host contract, and no separate derivative liability accounting is required.

As of December 31, 2025, the balance of Convertible Preferred Shares in the consolidated balance sheet amounted to RMB230,544,640, representing 16,000,000 shares issued at a subscription price of US$2.05 per share (equivalent to RMB230,544,640 based on the exchange rate applied). The carrying amount corresponds to the subscription proceeds, net of issuance costs, and fully recorded in permanent equity.